UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

April 20, 2005

NORTHROP GRUMMAN CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	No. 95-4840775
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1840 Century Park East, Los Angeles, California 90067

www.northropgrumman.com

(Address of principal executive offices and internet site)

(310) 553-6262

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 20, 2005 the Board of Directors (“Board”) of Northrop Grumman Corporation (the “Company”) elected Kenneth N. Heintz as Corporate Vice President, Controller and Chief Accounting Officer effective upon the filing of the 2005 First Quarter Form 10-Q scheduled for April 28, 2005. The terms of Mr. Heintz’s compensation and benefits are attached as Exhibit 99.1 to this Current Report.

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.02(b) On April 20, 2005 the Board elected Kenneth N. Heintz as Corporate Vice President, Controller and Chief Accounting Officer. Sandra J. Wright, currently Corporate Vice President and Controller, will become Vice President, Financial Planning and Analysis. Her compensation and benefits are unchanged. Both positions are effective upon the filing of the Company’s 2005 First Quarter Form 10-Q, scheduled for Thursday, April 28, 2005.

Item 5.02(c) On April 20, 2005, the Board elected Kenneth N. Heintz as Corporate Vice President, Controller and Chief Accounting Officer, effective upon the filing of the Company’s 2005 First Quarter Form 10-Q.

Mr. Heintz is 58 years of age and was Corporate Vice President, General Auditor of the DirecTV Group (formerly Hughes Electronics Corporation) (January 2004 – May 2004); Corporate Vice President, Mergers and Acquisitions of Hughes Electronics Corporation (August 2000 – December 2004 and September 1994 – July 1997). Executive Vice President and Chief Financial Officer of PanAmSat Corporation (August 1997 – July 2000).

There are no family relationships between Mr. Heintz and any director or executive officer of the Company and no transactions between Mr. Heintz or an immediate family member and the Company or any of its subsidiaries.

Mr. Heintz currently does not serve as a director of any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1     Term sheet for Kenneth N. Heintz for position of Corporate Vice President, Controller and Chief Accounting Officer.

Signature(s)

Pursuant to the Requirements of the Security Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned herunto duly authorized.

Northrop Grumman Corporation
(Registrant)

April 21, 2005 (Date)	By:	/s/ John H. Mullan
(Signature)
John H. Mullan
Corporate Vice President and Secretary

Exhibit Index

Exhibit No.
Exhibit 99.1	Term Sheet for Kenneth N. Heintz for position of Corporate Vice President, Controller and Chief Accounting Officer.